UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported): June 13, 2005


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Minnesota                        13529                  41-1255001
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


        9449 Science Center Drive
           New Hope, Minnesota                                        55428
--------------------------------------------                  ------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code        763-504-3000
                                                    -------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.01 Elective Disclosure

On June 13, 2005, Multiband Corporation amended its existing loan agreement with Convergent Captial to re-borrow two million dollars paid back at the time of the sale of its Multiband Business Services Group. Under the terms of the amendment, the entire
2.5 million loan to Convergent is now due in May 2009, with interest only payments in the interim.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 17, 2005                              Multiband Corporation


                                                 By /s/ James L. Mandel
                                                    ----------------------------
                                                    James L. Mandel
                                                    Chief Executive Officer




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                                  Exhibit Index